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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       ___________________________________________________________________


       Date of report (Date of earliest event reported): September 6, 2005

                               DEBT RESOLVE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                                                 33-0889197
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                     0-29525
                            (Commission File Number)



    707 Westchester Avenue, Lobby Level                            10604
         White Plains, New York                                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

         On September 6, 2005, we completed a second closing of the private placement of securities initially reported in our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on July 5, 2005. In the second closing, we received proceeds from a private placement of 7% senior convertible promissory notes in the aggregate principal amount of $645,000, initially convertible into 1,517,647 shares of our common stock. As part of the private placement, we issued to the investors warrants to purchase 758,824 shares of common stock. The investment in the second closing is subject to the same terms as the first closing described in the July 5 Form 8-K, and the exhibits to that Form 8-K and the descriptions of the exhibits in that Form 8-K are incorporated herein by reference.

         The notes and warrants were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. All of the investors in the private placement qualified as accredited investors, as defined in Regulation D, in order to participate in the private placement. The notes and warrants cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.

         There can be no assurance that we will effect a public offering transaction in the future.

         Maxim Group LLC served as placement agent in connection with the private placement of notes and warrants. The placement agent received an aggregate of $46,800 in sales commissions, plus a warrant to purchase 121,412 shares of our common stock, in connection with the second closing of the private placement.

         There are no material relationships between any of the investors who purchased notes and warrants and our company.

         This current report does not constitute an offer of any securities for sale.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DEBT RESOLVE, INC.


Date: September 20, 2005                   By: /s/ Katherine A. Dering
                                               ---------------------------------
                                               Katherine A. Dering
                                               Chief Financial Officer